UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 19, 2013

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc. a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on August 21, 2013 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of August 19, 2013 the Registrant completed the acquisition of Sabre Manufacturing, LLC,’s specialized tank trailer business pursuant to an Agreement dated as of August 19, 2013.

Item 9.01 Financial Statement Exhibits

(a)	Financial Statement of Business Acquired

Audited financial statements of Sabre Manufacturing, LLC for the year ended December 31, 2012 and the related Independent Auditors Report thereon are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited interim financial statements of Sabre Manufacturing, LLC for the six month period ended June 30, 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2012, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the interim period Ended June 30, 2013, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Exhibit Index

23.1	Consent of UHY LLP.

99.1	Audited financial statements of Sabre Manufacturing, LLC for the year ended December 31, 2012

99.2	Unaudited interim financial statements of Sabre Manufacturing, LLC the six month period ended June 30, 2013

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2012, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013, Unaudited Pro Forma Condensed Consolidated Statement of Income for the interim period Ended June 30, 2013, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

MANITEX INTERNATIONAL, INC.

By:	/s/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of UHY LLP.

99.1	Audited financial statements of Sabre Manufacturing, LLC for the year ended December 31, 2012

99.2	Unaudited interim financial statements of Sabre Manufacturing, LLC the six month period ended June 30, 2013

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2012, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013, Unaudited Pro Forma Condensed Consolidated Statement of Income for the interim period Ended June 30, 2013, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc.